Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER IN ACCORDANCE WITH 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the “Report”) of Sanara MedTech Inc. (the “Company”), I, J. Michael Carmena, hereby certify in my capacity as the Principal Executive Officer of the Company pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report.

Date: November 13, 2020

By: /s/ J. Michael Carmena

        J. Michael Carmena

        Principal Executive Officer